UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 17, 2010
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237
(Address of principal executive offices)            (Zip Code)
Registrant’s telephone number, including area code (303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.
     As previously announced, Apartment Investment and Management Company (“Aimco”) will host an online investor presentation on Wednesday, February 17, 2010. Aimco’s presentation will begin at 1:30 p.m. Eastern time and last approximately three hours. A copy of the presentation materials will be available on Aimco’s Web site at 1:00 p.m. Eastern time on February 17 at the following address: www.aimco.com/CorporateInformation/Overview.aspx. The Webcast will also be available for replay at that address for at least 30 days following the event. The written presentation is also furnished herewith as Exhibit 99.1. The information contained on Aimco’s website is not incorporated by reference herein.
ITEM 9.01. Financial Statements and Exhibits.
(d)	The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Aimco Investor Day Presentation – February 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: February 17, 2010

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and Chief Financial Officer